SUPPLEMENTAL FINANCIAL INFORMATION Second Quarter Ended June 30, 2022 August 3, 2022 Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of the Company, or the timing or anticipated benefits of pending acquisition of the Company by UnitedHealth Group Incorporated. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements are based on information currently available to the Company and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those discussed and described in our most recent Annual Report on Form 10-K, including those risks described in Part I, Item 1A. Risk Factors thereof, and in other reports filed subsequently by us with the Securities and Exchange Commission and, with respect to the pending acquisition of the Company by UnitedHealth Group Incorporated, include, but are not limited to, those discussed in the preliminary proxy statement filed by the Company with the SEC on April 29, 2021. All forward-looking statements included in this document are based on information available to us on the date hereof, and the Company assumes no obligation to update any such forward-looking statements to reflect future events or circumstances, except as required by law. Non-GAAP Financial Information   This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including EBITDA and Adjusted EBITDA. The company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items. The company presents these financial measures to investors because they believe they are useful to investors in evaluating the primary factors that drive the company's operating performance. The items excluded from these non-GAAP measures are important in understanding LHC Group’s financial performance, and any non-GAAP measures presented should not be considered in isolation of, or as an alternative to, GAAP financial measures. Since these non-GAAP financial measures are not measures determined in accordance with GAAP, have no standardized meaning prescribed by GAAP and are susceptible to varying calculations, these measures, as presented, may not be comparable to other similarly titled measures of other companies.  EBITDA of LHC Group is defined as net income (loss) before income tax benefit (expense), interest expense, and depreciation and amortization expense. Adjusted EBITDA of LHC Group is defined as net income (loss) before income tax expense benefit (expense), depreciation and amortization expense, and transaction costs related to previous transactions. Please visit the Investors section on our website at Investor.LHCgroup.com for additional information on LHC Group and the industry. Nasdaq: LHCG 2

TABLE OF CONTENTS BUSINESS OVERVIEW 4-10 LHC Group Overview Commentary on Q2 2022 Home Health Labor Cost per Visit Industry-Leading Quality and Patient Satisfaction Legislative and Regulatory Update 3 2022 CONSOLIDATED RESULTS 11-15 2022 Adjusted Consolidated Results Adjusted Consolidated Results – 2022 vs 2021 Adjustments to Net Income SEGMENT RESULTS 16-25 Three and Six Months Ended June 30, 2022 Adjusted Segment Results Home Health Home Health same store Hospice Hospice same store Home and Community Based Services Facility-Based Services Health Care Innovations APPENDIX 26-28 Non-GAAP Reconciliations

BUSINESS OVERVIEW

Home Health Hospice HCBS Home Health & Hospice Home Health & HCBS Home Health, Hospice, & HCBS LHC GROUP OVERVIEW LEGEND: 543 home health locations 169 hospice locations 135 home & community based services locations 12 long term acute care hospital locations 94 other service locations 435 leading hospital JV partners 68% (37 states & the District of Columbia) 12M+ annual patient encounters 3,600 referral hospitals 64,000 referral physicians of the U.S. population aged 65+ included in service area 5

Adjusted net income attributable to LHC Group’s common stockholders was $29.8 million, or $0.98 adjusted earnings per diluted share in Q2 2022. Adjusted EBITDA was $53.0 million in Q2 2022. The labor market continues to remain challenging driven by higher wages, sign-on and retention bonuses, increased new hire costs and elevated contract labor utilization and rates. These pressures have not only resulted in significant year-over-year cost increases but have also created capacity constraints in certain markets. Due to the challenges faced in the quarter, organic growth in admissions for home health locations decreased 4.3% for Q2 2022 compared to the same period in 2021. However, with our continued focus on increasing our episodic payer mix, our non-Medicare episodic average daily census increased by 16.7% in Q2 2022 over Q2 2021. Despite the challenges faced in the quarter, organic growth in admissions for hospice increased 5.5% in Q2 2022 compared to the same period in 2021. Expenses related to COVID, which are not adjusted out of 2022 EBITDA, were $4.8 million in Q2 2022 and $14.0 million for the six months ended June 30, 2022. COMMENTARY ON Q2 2022 6

Labor cost assumption for 2022, inclusive of bonuses, was an increase of 3% to 5% over 2021. This assumed that labor cost would remain flat with Q4 2021 which was 7.7% above Q2 2021. Home Health salaries and wages cost per visit, inclusive of sign-on and retention bonuses, increased 8.1% in Q2 2022 over Q2 2021 and 1.0% over Q4 2021. Home Health Contract nursing visits, as a percentage of total nursing visits, was 3.9% in Q2 2022 compared to 3.8% in Q4 2021 and 3.3% in Q1 2022. Hospice salaries and wages cost per visit, inclusive of sign-on and retention bonuses, increased 10.4% in Q2 2022 over Q2 2021 and decreased 0.2% from Q4 2021. Hospice Contract nursing visits, as a percentage of total nursing visits, increased to 4.6% in Q2 2022 from 3.7% in Q4 2021 and decreased from 4.9% in Q1 2022. Higher mileage reimbursement expense of approximately $5 million annually caused by higher fuel prices. We incurred certain one-time costs and expenses in Q2 2022 associated with our efforts to harvest G&A cost savings on a go forward basis. We continue to look at areas where we can further reduce G&A cost. We incurred certain one-time costs and expenses in Q2 2022 associated with our efforts to consolidate or close agencies to reduce duplicate G&A without losing service area. COMMENTARY ON Q2 2022 continued 7

HOME HEALTH LABOR COST PER VISIT 8

INDUSTRY-LEADING QUALITY AND PATIENT SATISFACTION 100% of LHC Group home health and hospice agencies are Joint Commission accredited or are in the accreditation process within 12 to 18 months after acquisition. Approximately 15% of all Medicare certified home health agencies nationwide are Joint Commission accreditation. Source: Centers for Medicare & Medicaid Services 9

Choose Home Care Act (HR5514 and S2562) Gained 12 new co-sponsors in recent months for a total of 42 in the House and 18 in the Senate. This important legislation is a candidate for inclusion in a legislative vehicle this Congress pending a score on budgetary impact by the Congressional Budget Office. Home Health Proposed CY 2023 Rule On June 17, 2022, CMS proposed to adjust rates for Medicare home health services in 2023 by -7.69%, with a net result after market basket increase and other adjustments, of a -4.2% proposed rate adjustment next year. The home health industry, including LHC Group, acted quickly through its associations and other healthcare partners to propose legislation mitigating this adjustment and engaged CMS by challenging its methodologies proposed in this rule. These efforts resulted in the filing of legislation in Congress on July 25 and July 26 which would freeze for three years the ability of CMS to make behavioral adjustments in home health rates. This legislation, (S. 4605 and HR8581), was filed on a bi-partisan basis with Senator Debbie Stabenow (D-MI) Chair of the Senate Finance Health Subcommittee, in the lead with former Chair of the Aging Committee, Senator Susan Collins (R-ME) as lead co-sponsor, and by House Ways and Means Health Subcommittee member Terry Sewell (D-AL) and Vern Buchanan (R-FL), ranking Republican. The legislation is expected to be considered for inclusion in a legislative vehicle this year and serves as a strong message from Congress to CMS of dissatisfaction with the home health rate proposal. The industry continues to engage CMS on this proposal, will be filing detailed letters of commentary on the rule proposal and is taking other actions to mitigate the rule expected to become final later this year. FEDERAL LEGISLATIVE AND REGULATORY UPDATE 10

2022 CONSOLIDATED RESULTS

2022 ADJUSTED CONSOLIDATED RESULTS 12

ADJUSTED CONSOLIDATED RESULTS – 2022 VS 2021 13

ADJUSTMENTS TO NET INCOME *See footnotes on page 15 14

ADJUSTMENTS TO NET INCOME CONTINUED Expenses and other costs associated with recently announced or completed acquisitions, de novos and the pending acquisition by UnitedHealth Group. ($9.2 million pre-tax in the three months ended June 30, 2022 and $13.3 million pre-tax in the six months ended June 30, 2022; $4.7 million pre-tax in the three and six months ended June 30, 2021). Loss on the sale of an asset and other expenses associated with a closure or consolidation, including impairment ($4.1 million pre-tax in the three months ended June 30, 2022 and $7.0 million in the six months ended June 30, 2022; $1.4 million pre-tax in the three months ended June 30, 2021 and $1.6 million in the six months ended June 30, 2021). COVID-19 related expenses for purchases of personal protective equipment (PPE), supplies and wage adjustments (No adjustments were made in the three months and six months ended June 30, 2022; $10.8 million pre-tax in the three months ended June 30, 2021 and $22.8 million pre-tax in the six months ended June 30, 2021). Expenses and other costs associated with the implementation of an Enterprise Resource Planning software ($3.3 million pre-tax in the three months ended June 30, 2022 and $5.6 million pre-tax in the six months ended June 30, 2022; $1.0 million pre-tax in the three and six months ended June 30, 2021). Expenses associated with cost improvement initiatives implemented in the first and second quarters of 2022, which consisted of contract terminations and general and administrative cost reductions ($8.9 million pre-tax in the three months ended June 30, 2022 and $13.9 million pre-tax in the six months ended June 30, 2022). Expenses associated with a 2004 cost report settlement along with other disputed contract settlements ($0.6 million pre-tax in the three months ended June 30, 2022 and $5.4 million pre-tax in the six months ended June 30, 2022). 15

SEGMENT RESULTS

THREE MONTHS ENDED JUNE 30, 2022 ADJUSTED SEGMENT RESULTS 17

SIX MONTHS ENDED JUNE 30, 2022 ADJUSTED SEGMENT RESULTS 18

HOME HEALTH SEGMENT ADJUSTED SEGMENT RESULTS – 2022 VS 2021 For the three months ended June 30, 2022, Revenue decreased by $3.8 million or 0.9% as compared to Q2 2021. The decrease in revenue is due to a 1.4% decline in average daily census and a return of 1% of sequestration, partially offset by a 0.6% increase in Medicare revenue per episode net of the 1% sequestration return and a 16.7% increase in non-Medicare episodic average daily census. For the three months ended June 30, 2022, Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) decreased $15.2 million, or 370 basis points as a percentage of revenue, as compared to Q2 2021. The decrease is primarily due to higher utilization of contract labor, increased clinician wages, sign-on and retention bonuses, increased training and orientation costs, overtime, higher shift premium pay and an increase in mileage and transportation expense. Total labor cost per visit, excluding contract labor, increased 8.1% as compared to Q2 2021. Despite the cost headwinds faced in the quarter, EBITDA as a percent of revenue improved sequentially by 30 basis points from 11.2% in Q1 2022 to 11.5% in Q2 2022 as the episodic revenue mix improved from 74.6% of total revenue to 75.3%. See Home Health same store results on slide 20. 19

HOME HEALTH SEGMENT ADJUSTED SAME STORE SEGMENT RESULTS – 2022 VS 2021 20 Same store excludes any Home Health provider that was acquired between July 1, 2021 and June 30, 2022. Despite the cost headwinds faced in the quarter, same store EBITDA as a percent of revenue improved sequentially by 30 basis points from 12.0% in Q1 2022 to 12.3% in Q2 2022 as the episodic revenue mix improved from 75.1% of total revenue to 75.6%. Home Health acquired locations’ EBITDA in Q2 2022 was negative $1.3 million.

For the three months ended June 30, 2022, revenue increased $38.8 million. The increase in revenue is due to approximately $36.2 million of inorganic revenue from recent acquisitions and approximately $2.6 million from same store growth offset by 1% of sequestration return. For the three months ended June 30, 2022, Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) decreased $0.3 million, or 450 basis points as a percentage of revenue, as compared to Q2 2021. The decrease is primarily due to higher utilization of contract labor, increased clinician wages, sign-on and retention bonuses, increased training and orientation costs, overtime, higher shift premium pay and an increase in mileage and transportation expense. Total labor cost per patient day, excluding contract labor, increased 10.4% as compared to Q2 2021. See Hospice same store results on slide 22. 21 HOSPICE SEGMENT ADJUSTED SEGMENT RESULTS – 2022 VS 2021

22 HOSPICE SEGMENT ADJUSTED SAME STORE RESULTS – 2022 VS 2021 Same store excludes any Hospice provider that was acquired between July 1, 2021 and June 30, 2022. For the three months ended June 30, 2022, Same Store EBITDA increased $1.4 million, or 150 basis points as a percentage of revenue, as compared to Q2 2021. Despite the cost headwinds faced in the quarter, same store EBITDA as a percent of revenue improved sequentially by 430 basis points from 8.3% in Q1 2022 to 12.6% in Q2 2022. Hospice acquired locations’ EBITDA in Q2 2022 was negative $1.6 million. All acquired locations are scheduled to be integrated into our systems and operating model by year end.

For the three months ended June 30, 2022, revenue decreased $3.7 million compared to Q2 2021 and EBITDA decreased $1.7 million, or 320 basis points as a percentage of revenue, as compared to Q2 2021. The decrease in revenue and EBITDA is due to a 9.8% decline in billable hours owing to ongoing staffing constraints due to the COVID-19 pandemic partially offset by a 5.2% rate improvement. 23 HOME AND COMMUNITY BASED SERVICES SEGMENT ADJUSTED SEGMENT RESULTS – 2022 VS 2021

For the three months ended June 30, 2022, revenue decreased by $0.3 million compared to Q2 2021. The decrease in revenue was caused by a 15.3% reduction in LTACH revenue, largely offset by higher Therapy revenue acquired as part of the HCA/Brookdale transaction. The LTACH revenue decline is attributed to a 13.1% decrease in patient days along with a decrease in revenue per patient day of 2.5%, which was partially caused by the return of 1% of Medicare sequestration in Q2 2022. For the three months ended June 30, 2022, Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) decreased $3.1 million as compared to Q2 2021, driven by LTACH performance. The lower level of LTACH revenue, coupled with labor cost pressures, resulted in lower LTACH Gross Margin and EBITDA. 24 FACILITY-BASED SERVICES SEGMENT ADJUSTED SEGMENT RESULTS – 2022 VS 2021

25 HEALTH CARE INNOVATIONS SEGMENT ADJUSTED SEGMENT RESULTS – 2022 VS 2021

APPENDIX

NON-GAAP RECONCILIATIONS (AMOUNTS IN THOUSANDS, UNAUDITED) *Footnotes are on page 28 27

NON-GAAP RECONCILIATIONS (AMOUNTS IN THOUSANDS, UNAUDITED) Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) 28 Expenses and other costs associated with recently announced or completed acquisitions, de novos and the pending acquisition by UnitedHealth Group. ($9.2 million pre-tax in the three months ended June 30, 2022 and $13.3 million pre-tax in the six months ended June 30, 2022; $4.7 million pre-tax in the three and six months ended June 30, 2021). Loss on the sale of an asset and other expenses associated with a closure or consolidation, including impairment ($4.1 million pre-tax in the three months ended June 30, 2022 and $7.0 million in the six months ended June 30, 2022; $1.4 million pre-tax in the three months ended June 30, 2021 and $1.6 million in the six months ended June 30, 2021). COVID-19 related expenses for purchases of personal protective equipment (PPE), supplies and wage adjustments (No adjustments were made in the three months and six months ended June 30, 2022; $10.8 million pre-tax in the three months ended June 30, 2021 and $22.8 million pre-tax in the six months ended June 30, 2021). Expenses and other costs associated with the implementation of an Enterprise Resource Planning software ($3.3 million pre-tax in the three months ended June 30, 2022 and $5.6 million pre-tax in the six months ended June 30, 2022; $1.0 million pre-tax in the three and six months ended June 30, 2021). Expenses associated with cost improvement initiatives implemented in the first and second quarters of 2022, which consisted of contract terminations and general and administrative cost reductions ($8.9 million pre-tax in the three months ended June 30, 2022 and $13.9 million pre-tax in the six months ended June 30, 2022). Expenses associated with a 2004 cost report settlement along with other disputed contract settlements ($0.6 million pre-tax in the three months ended June 30, 2022 and $5.4 million pre-tax in the six months ended June 30, 2022).